EXHIBIT 99.1
                                  ------------



                                                              EXECUTED VERSION
                                                              ----------------

              CERTIFICATE GUARANTY INSURANCE POLICY ENDORSEMENT

Attached to and forming part of                 Effective Date of Endorsement:
Certificate Guaranty Insurance                               November 30, 2006
Policy No. AB1045BE issued to:

The Bank of New York,
as Trustee for the Holders of CWALT, Inc.
Alternative Loan Trust 2006-OA19, Mortgage
Pass-Through Certificates, Series 2006-OA19,
Class A-3A Certificates.

         For all purposes of this Policy, the following terms shall have the following meanings:

         "Agreement" shall mean, for purposes of the Policy, the Pooling Agreement.

         "Business Day": Any day other than a Saturday, a Sunday or a day on which banking or savings and loan institutions in the State of California, the State of New York, or the city in which the Corporate Trust Office of the Trustee is located, are authorized or obligated by law or executive order to be closed.

         "Certificate Insurer" shall mean Ambac Assurance Corporation, or any successor thereto, as issuer of this Policy. "Class A-3A Available Funds" shall mean, with respect to any Distribution Date, all funds available under the Agreement to make distributions on the Class A-3A Certificates on such Distribution Date, other than any Insured Amounts.

         "Deficiency Amount" shall mean (a) for any Distribution Date prior to the Last Scheduled Distribution Date, the sum of (1) the excess, if any, of the current interest on the Insured Certificates net of any Prepayment Interest Shortfalls, Relief Act Reductions, Net Interest Shortfalls, Carryover Shortfall Amounts, Net Deferred Interest and Debt Service Reductions over the amount of Class A-3A Available Funds to pay the current interest on the Insured Certificates on such Distribution Date, and (2) the amount, if any, of any Realized Losses allocable to the Insured Certificates on such Distribution Date (after giving effect to all distributions to be made thereon on such Distribution Date, other than pursuant to a claim on the Policy) and (b) for the Last Scheduled Distribution Date, the sum of (x) the amount set forth in clause (a) above and (y) the outstanding Class Certificate Balance of the Insured Certificates, after giving effect to all payments of principal on the Insured Certificates on such Last Scheduled Distribution Date, other than pursuant to a claim on the Policy on that Distribution Date.

         "Distribution Date": The 20th day of any month, or if such 20th day is not a Business Day, the Business Day immediately following such 20th day, commencing in December 2006.

         "Due for Payment" shall mean with respect to an Insured Amount, the Distribution Date on which Insured Amounts are due and payable pursuant to the terms of the Agreement.

         "First Distribution Date" shall mean December 20, 2006.

         "Holder" shall mean the registered owner or beneficial owner of an Insured Certificate, but shall not include the Trustee, any Seller, the Depositor, the Master Servicer, any subservicer or any of their respective affiliates.

         "Insured Amounts" shall mean, with respect to any Distribution Date, the Deficiency Amount for such Distribution Date.

         "Insured Certificates" shall mean the CWALT, Inc. Alternative Loan Trust 2006-OA19, Mortgage Pass-Through Certificates, Series 2006-OA19, Class A-3A Certificates, substantially in the form set forth in Exhibit A-1 to the Agreement.

         "Insured Payments" shall mean, with respect to any Distribution Date, the aggregate amount actually paid by the Certificate Insurer to the Trustee in respect of (i) Insured Amounts for a Distribution Date and (ii) Preference Amounts for any given Business Day.

         "Last Scheduled Distribution Date" shall mean the Distribution Date occurring in February 2047.

         "Late Payment Rate" shall mean for any Distribution Date, the lesser of (i) the greater of (a) the rate of interest, as it is publicly announced by Citibank, N.A. at its principal office in New York, New York as its prime rate (any change in such prime rate of interest to be effective on the date such change is announced by Citibank, N.A.) plus 2% and (b) the then applicable highest rate of interest on the Insured Certificates and (ii) the maximum rate permissible under applicable usury or similar laws limiting interest rates. The Late Payment Rate shall be computed on the basis of the actual number of days elapsed over a year of 360 days.

         "Nonpayment" shall mean, with respect to any Distribution Date, an Insured Amount is Due for Payment but has not been paid pursuant to the Agreement.

         "Notice" shall mean the telephonic or telegraphic notice, promptly confirmed in writing by facsimile substantially in the form of Exhibit A to this Policy, from the Trustee specifying the Insured Amount or Preference Amount which shall be due and owing on the applicable Distribution Date.

         "Policy" shall mean the Certificate Guaranty Insurance Policy together with each and every endorsement thereto.

         "Pooling Agreement" shall mean the Pooling and Servicing Agreement, dated as of November 1, 2006, among Countrywide Home Loans, Inc., as a Seller, Park Granada LLC, as a Seller, Park Monaco Inc., as a Seller, Park Sienna LLC, as a Seller, CWALT, Inc., as Depositor,

Countrywide Home Loans Servicing LP, as Master Servicer, and The Bank of New York, as Trustee, as such agreement may be amended, modified or supplemented from time to time.

         "Preference Amount" shall mean any payment of principal or interest on an Insured Certificate which has become Due for Payment and which is made to a Holder by or on behalf of the Trust, which has been deemed a preferential transfer and was previously recovered from the Holder pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court of competent jurisdiction.

         "Premium" shall mean the amount payable to the Certificate Insurer on each Distribution Date calculated at the Premium Percentage on a balance equal to the Class Certificate Balance of the Class A-3A Certificates immediately prior to such Distribution Date. The Premium shall be computed on the basis of a 360-day year and the actual number of days elapsed during the related Interest Accrual Period.

         "Premium Percentage" shall mean 0.08% per annum.

         "Reimbursement Amount" shall mean, as to any Distribution Date, the sum of (i) all Insured Payments paid by the Certificate Insurer, but for which the Certificate Insurer has not been reimbursed prior to such Distribution Date pursuant to Section 4.02 of the Agreement, plus (ii) interest accrued on such Insured Payments not previously repaid, calculated at the related Late Payment Rate from the date the Trustee received the related Insured Payments or the date such Insured Payments were made.

         "Trustee" shall mean The Bank of New York or its successor-in-interest, in its capacity as Trustee under the Agreement, or if any successor trustee shall be appointed as provided therein, then "Trustee" shall also mean such successor trustee, as the case may be, subject to the provisions thereof.

         Capitalized terms used herein as defined terms and not otherwise defined herein shall have the meaning assigned to them in the Agreement, without regard to any amendment or modification thereof, unless such amendment or modification has been approved in writing by the Certificate Insurer.

         Notwithstanding any other provision of the Policy, the Certificate Insurer will pay any Insured Amount payable hereunder no later than 12:00 noon, New York City time, on the later of (i) the Distribution Date on which the related Insured Amount is Due for Payment and (ii) the second Business Day following receipt in New York, New York on a Business Day by the Certificate Insurer of a Notice; provided that, if such Notice is received after 12:00 noon, New York City time, on such Business Day, it shall be deemed to be received on the following Business Day. If any such Notice is not in proper form or is otherwise insufficient for the purpose of making a claim under the Policy, it shall be deemed not to have been received for purposes of this paragraph, and the Certificate Insurer shall promptly so advise the Trustee and the Trustee may submit an amended or corrected Notice.

         The Certificate Insurer shall pay any Preference Amount when due to be paid pursuant to the Order referred to below, but in any event no earlier than the third Business Day following receipt by the Certificate Insurer of
(i) a certified copy of a final, non-appealable order of a court or other body exercising jurisdiction in such insolvency proceeding to the effect that the Trustee or Holder, as applicable, is required to return such Preference Amount paid during the term of this Policy because such payments were avoided as a preferential transfer or otherwise rescinded or required to be restored by the Trustee or Holder (the "Order"), (ii) a notice by or on behalf of the Trustee or Holder that the Order has been entered and is not subject to any stay,
(iii) an assignment, in form and substance satisfactory to the Certificate Insurer, duly executed and delivered by the Trustee or Holder, as applicable, irrevocably assigning to the Certificate Insurer all rights and claims of the Trustee or Holder relating to or arising under the Agreement against the estate of the Trust or otherwise with respect to such Preference Amount and
(iv) a Notice (in the form attached hereto as Exhibit A) appropriately completed and executed by the Trustee; provided, that if such documents are received after 12:00 noon, New York City time, on such Business Day, they will be deemed to be received on the following Business Day; provided, further, that the Certificate Insurer shall not be obligated to make any payment in respect of any Preference Amount representing a payment of principal on the Insured Certificates prior to the time the Certificate Insurer would have been required to make a payment in respect of such principal pursuant to the first paragraph of the Policy. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, and not to the Holder directly, unless the Holder has made a payment of the Preference Amount to the court or such receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case the Certificate Insurer will pay the Holder, subject to the delivery of
(a) the items referred to in clauses (i), (ii), (iii) and (iv) above to the Certificate Insurer and (b) evidence satisfactory to the Certificate Insurer that payment has been made to such court or receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order.

         The Certificate Insurer shall be subrogated to the rights of each Holder to the extent of any payment by the Certificate Insurer under the Policy.

         The Certificate Insurer hereby agrees that if it shall be subrogated to the rights of Holders by virtue of any payment under this Policy, no recovery of such payment will occur unless the full amount of the Holders' allocable distributions for such Distribution Date can be made. In so doing, the Certificate Insurer does not waive its rights to seek full payment of all Reimbursement Amounts owed to it hereunder or under the Agreement.

         The Policy does not cover Prepayment Interest Shortfalls, Carryover Shortfall Amounts, Relief Act Reductions, Net Deferred Interest, Debt Service Reductions or Net Interest Shortfalls allocated to the Insured Certificates, nor does the Policy guarantee to the Holders of the Insured Certificates any particular rate of principal payment. In addition, the Policy does not cover shortfalls, if any, attributable to the liability of the Trust, any REMIC or the Trustee for withholding taxes, if any, (including interest and penalties in respect of any liability for withholding taxes) nor any risk other than Nonpayment, including the failure of the Trustee or Paying Agent to make any payment required under the Agreement to the Holders of the Insured Certificates. The Policy will not cover any reduction in the amount of current interest payable to the holders of the Insured Certificates on any Distribution Date due to the pass-through rate for the Insured Certificates exceeding the adjusted cap rate for the Insured Certificates on such Distribution Date.

         The terms and provisions of the Agreement constitute the instrument of assignment referred to in the second paragraph of the face of this Policy.

         A premium will be payable on this Policy on each Distribution Date as provided in Section 4.02 of the Agreement, beginning with the First Distribution Date, in an amount equal to the Premium.

         THE INSURANCE PROVIDED BY THE POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

         Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Policy other than as above stated.

         To the extent the provisions of this endorsement conflict with the provisions in the abovementioned Policy, the provisions of this endorsement shall govern.

         The Policy and the obligations of the Certificate Insurer thereunder will terminate without any action on the part of the Certificate Insurer or any other person on the date following the later to occur of (i) the date that is one year and one day following the date on which all amounts required to be paid on the Insured Certificates have been paid in full, (ii) if any proceeding referenced in the first paragraph which begins on page 4 of this Policy Endorsement has been commenced on or prior to the date specified in clause (i) of this paragraph, the 30th day after the entry of a final, non-appealable order in resolution or settlement of such proceeding and (iii) the Last Scheduled Distribution Date. Upon termination of the Policy, the Trustee shall deliver the original of the Policy to the Certificate Insurer.

         No person other than the Trustee shall be entitled to present the Notice.

         No waiver of any rights or powers of the Certificate Insurer, the Holders or the Trustee or consent by any of them shall be valid unless signed by an authorized officer or agent thereof.

         This Policy is issued under and pursuant to, and shall be construed in accordance with, the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

         The Certificate Insurer's obligations under the Policy will be discharged to the extent that funds are received by the Trustee for payment to the holders of the Insured Certificates whether or not those funds are properly paid by the Trustee. Payments of Insured Amounts will be made only at the time set forth in the Policy, and no accelerated payments of Insured Amounts will be made regardless of any acceleration of the Insured Certificates, unless the acceleration is at the sole option of the Certificate Insurer.

         IN WITNESS WHEREOF, Ambac Assurance Corporation has caused this endorsement to the Policy to be signed by its duly authorized officers.


/s/                                     /s/
--------------------------------            ---------------------------------
Assistant Secretary                         First Vice President

                                  EXHIBIT A
                 TO THE CERTIFICATE GUARANTY INSURANCE POLICY
                 --------------------------------------------
                             Policy No. AB1045BE


                       NOTICE OF NONPAYMENT AND DEMAND
            FOR PAYMENT OF INSURED AMOUNTS AND PREFERENCE AMOUNTS

                                                Date: [ ]



Ambac Assurance Corporation
One State Street Plaza
New York, NY 10004
Attention: General Counsel

         Reference is made to Certificate Guaranty Insurance Policy No. AB1045BE (the "Policy") issued by Ambac Assurance Corporation ("Ambac"). Terms capitalized herein and not otherwise defined shall have the meanings specified in the Policy and the Pooling and Servicing Agreement, dated as of November 1, 2006, among Countrywide Home Loans, Inc., as a Seller, Park Granada LLC, as a Seller, Park Monaco Inc., as a Seller, Park Sienna LLC, as a Seller, CWALT, Inc., as Depositor, Countrywide Home Loans Servicing LP, as Master Servicer, and The Bank of New York, as Trustee, as the case may be, unless the context otherwise requires.

         The Trustee hereby certifies as follows:

               1. The Trustee is the Trustee under the Agreement for the Holders.

               2.   The relevant Distribution Date is [date].

               3. Payment on the Class A-3A Certificates in respect of the Distribution Date is due to be received on _________________________ under the Agreement in an amount equal to $_________.

               4. [There is an Insured Amount of $______________ in respect of the Class A-3A Certificates, which amount is Due for Payment pursuant to the terms of the Agreement.] [There is a Preference Amount of $______________ in respect of the Class A-3A Certificates, which is due and payable pursuant to the terms of the Agreement.]

               5. The Trustee has not heretofore made a demand for the [Insured Amount] [Preference Amount] in respect of the Distribution Date.

               6. The Trustee hereby requests the payment of the [Insured Amount that is Due For Payment] [Preference Amount] be made by Ambac under the Policy and directs that payment under the Policy be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy to:
                    ______________________________ (Trustee's account number).

               7. The Trustee hereby agrees that, following receipt of the [Insured Amount] [Preference Amount] from Ambac, it shall
                    (a) hold such amounts in trust and apply the same directly to the distribution of payment on the Class A-3A Certificates when due; (b) not apply such funds for any other purpose; (c) deposit such funds to the Policy Payments Account and not commingle such funds with other funds held by Trustee and (d) maintain an accurate record of such payments with respect to each certificate and the corresponding claim on the Policy and proceeds thereof.

         ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION, OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO, COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME AND SHALL ALSO BE SUBJECT TO A CIVIL PENALTY NOT TO EXCEED FIVE THOUSAND DOLLARS AND THE STATED VALUE OF THE CLAIM FOR EACH SUCH VIOLATION.



                                        By: _________________________________
                                            Trustee




                                        Title: ______________________________
                                               (Officer)